--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME
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Alliance Americas Government Income Trust

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o  Are Not FDIC Insured
                           o  May Lose Value
                           o  Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 20, 2003

Dear Shareholder:

This report provides the strategy, performance and outlook for Alliance Americas Government Income Trust (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This open-end fund seeks the highest level of current income, consistent with what we believe to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the U.S.), agencies, instrumentalities or authorities.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended November 30, 2002. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market. We have also included the performance of the Fund's benchmark, a composite index consisting of 50% LB Government Bond Index--a broad measure of the performance of U.S. government bonds--and 50% J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) Latin only--composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                           --------------------
                                                               Total Returns
                                                           --------------------
                                                           6 Months   12 Months
--------------------------------------------------------------------------------
Alliance Americas Government Income Trust
      Class A                                                5.15%      6.69%
--------------------------------------------------------------------------------
      Class B                                                4.78%      5.92%
--------------------------------------------------------------------------------
      Class C                                                4.76%      5.91%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                         4.98%      7.34%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond Index                        6.36%      7.91%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus Latin Only     -0.35%      2.91%
--------------------------------------------------------------------------------
Composite: 50% Lehman Brothers Government Bond Index
and 50% J.P. Morgan EMBI+ Latin Index                        3.63%      6.12%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All


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                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The unmanaged LB Government Bond Index is composed of the LB U.S. Treasury and Agency Bond indices, the LB 1-3 Year Government Index and the LB 20+Year Treasury Index, and is a broad measure of the performance of U.S. government bonds. The unmanaged JPM EMBI+ Latin only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the index is made up of Brady Bonds. The Composite is a blend of both the LB Government Bond Index and the JPM EMBI+ Latin only, with a 50%/50% weighting. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Americas Government Income Trust.

      Additional investment results appear on pages 7-10.

We are pleased to report that the Fund's Class A shares outperformed the composite benchmark for both the six- and 12-month periods ended November 30, 2002. The Fund's holdings of U.S. Treasury securities was the primary cause of its outperformance relative to the composite index. The Fund, however, underperformed the LB Aggregate Bond Index for the 12-month period under review as the Fund's holdings in Mexico and Canada underperformed relative to the U.S.-only holdings within the index. The Fund's country weightings of emerging market debt securities and local currency, however, had mixed results.

The U.S. Treasury market was driven during the annual reporting period by a flight to quality and by the U.S. Federal Reserve's willingness to cut interest rates. Several shocks during the year were absorbed by the U.S. markets including the after effects of the terrorist attacks of September 11, 2001, corporate governance scandals, a sharp drop in equity valuations and the potential of actions against Iraq. As a consequence, the U.S. Federal Reserve lowered interest rates to historic lows to help spur an anemic domestic economy. All of these economic, corporate and political developments contributed to the strength of the U.S. Treasury market, which helped enhance the Fund's performance. This was due to the Fund's overweight position in U.S. Treasuries, relative to the composite index. The Fund's Canadian government holdings however, had a relatively neutral effect on performance.


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2 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

With the expanded investment guidelines of the Fund to include emerging market debt in Central and South America, we established several positions in these regions early in the annual period. Relative to the composite index, the Fund's emerging market holdings that affected performance most were its underweight position in Brazil and its overweight position in Mexico.

Brazil began to feel the effects of contagion in Latin America and investor risk aversion, which emanated from a slower pace of economic recovery, fears regarding Brazil's troublesome debt dynamics and political uncertainty over the elections in October. As a result, Brazil was the second worst performer in the emerging market class, returning -6.51% for the 12-month period ended November 30, 2002. Concerns that a victory for the left would lead to a sharp move toward populist policies and away from fiscal discipline also negatively affected Brazilian debt securities. Although we believed these fears to be exaggerated, the Fund's underweighted exposure to Brazilian debt, relative to the composite benchmark, enhanced performance.

Providing mixed results to the Fund's performance was its overweight of local Mexican debt. Although Mexican sovereign debt provided income to the Fund and prices continued to rise as yields fell, the weakening Mexican peso offset any benefit. Similar to the U.S. Treasury market, Mexican debt was helped by a general flight to quality. Mexico's economy, which is more integrated with the U.S. economy than with other Central and Latin American economies, provided a safe haven for those seeking to avoid risk in the region. However, like the U.S. dollar, the peso weakened due to the economic slowdown and a sluggish recovery in the U.S.

Market Overview

The global economic recovery stalled since our semi-annual report, led by a loss of economic momentum in the U.S. Although U.S. economic growth surpassed expectations for the first quarter of 2002, continued weakness in the labor market, anemic business spending and a sharp decline in equity valuations dampened prospects for a stronger and quicker economic recovery during the summer months. Second quarter growth subsequently slowed to a 1.3% annualized pace, prior to rebounding in the third quarter to 4.0%. The U.S. Federal Reserve, as a result, maintained an accommodative monetary policy with the Federal Funds rate reaching a multi-decade low of 1.25% with November's 50 basis point reduction. Consumer spending, which accounts for two-thirds of gross domestic product (GDP), continued to be the primary catalyst for growth spurred by low interest rates. The housing market was particularly strong as individual investors shifted assets away from the volatile equity markets.


--------------------------------------------------------------------------------
                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Credit risk free assets performed best during the period under review, led by U.S. Treasuries with a 7.90% annual return. Risk aversion led to a rally in safer government securities, and yields on U.S. Treasuries declined significantly across the maturity spectrum. Canadian government debt posted a local return of 5.73% (5.15% in U.S. dollar terms). U.S. Treasury returns outperformed their Canadian counterparts due to the fact that the economic slowdown was much deeper in the U.S., which enhanced the premium for risk free assets and the U.S. Federal Reserve's willingness to lower interest rates.

Latin emerging market debt, as measured by the Latin component of the JPM EMBI+, returned 2.91%. There was a significant performance disparity between countries however, due to domestic economic and political concerns as well as external global influences. Venezuela (19.50%) led the Latin region in overall returns on the back of strong oil revenues. Argentina (-27.43%) and Brazil (-6.51%) posted the worst returns within Latin America. Both Argentina and Brazil suffered from economic and political uncertainties during the year, which significantly dampened returns. Consequently, prospects for both countries have recently improved as Argentina has pulled out of its recession faster than anticipated, and Brazil's election uncertainties have abated as the incoming government has committed to maintaining disciplined economic policies.

Investment Strategy

During the annual reporting period, we broadened the Fund's holdings in accordance with the expanded investment guidelines as outlined in our last report. We added relatively small positions to the Fund in Latin American countries such as Colombia, Panama, Peru, Guatemala, Uruguay, Brazil and Venezuela during the past 12 months.

Also within the annual reporting period, we moderately reduced the Fund's holdings in Mexican sovereign debt and U.S. government securities in favor of adding to the Fund's position in Canadian government debt. We reduced the Fund's allocation to Mexico as the U.S. recovery began to falter earlier in the year. With Mexico's economy more closely aligned with that of the U.S., any slowdown in the U.S. would have had greater negative consequences in Mexico. The U.S. is currently the largest importer of Mexican goods. Although we moderately reduced the Fund's Mexican holdings, the Fund still maintained a strong overweight in Mexico relative to the index.

The Fund's shift away from U.S. Treasuries continued late in the period as we believed the U.S. economy had bottomed and the U.S. Federal Reserve was reaching the end of its easing cycle. We became less positive on U.S. Treasuries in light of an expectation for rising Treasury yields, as well as the likelihood for increased Treasury issuance, given the burgeoning federal


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4 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

budget deficit. Within the Fund's U.S. allocation, we replaced some of the U.S. government securities with a substantive position in Federal National Mortgage Association (FNMA) 30-year mortgage pass-throughs. We believed that mortgage pass-through securities offered a favorable alternative to Treasury securities with an opportunity to add yield. Supply of mortgage pass-through securities should moderate in the upcoming months now that most refinancing activity has already occurred. We also favored Canadian debt due to the strengthening of its currency relative to the U.S. dollar and Mexican peso.

Outlook

Over the near-term, emerging markets are likely to experience continued volatility, given global political tensions. However, our view of the emerging markets for 2003 is positive given the recent strength of the emerging market class in the fourth quarter of 2002, and our belief that the cyclical economic downturn in the U.S. has bottomed.

We believe events in Brazil, especially the direction of policy initiatives set forth by the newly elected President Luiz da Silva, will have a significant influence on market sentiment in coming months, not only for Brazil, but for most of Latin America. We currently believe that President da Silva will pursue more centrist policies rather than the socialist policies that investors had previously feared. We are encouraged with the prospects that President da Silva will appoint a more market friendly economic team, particularly at the ministry of finance, and that the Central Bank will institute the needed reforms and spending controls. In Venezuela more pro-social objectives and resistance to policy discipline have led to an ongoing political and confidence crisis. A central strike that started in December has brought the economy to an almost standstill. We are very concerned about the present situation, and cannot predict the outcome. We expect to reduce the Fund's exposure to Venezuela.

In the near-term, we will continue to reduce the Fund's duration of U.S. Treasuries. An improvement in the U.S. economy bodes well for Mexico since it should increase demand for Mexican imports, however, we remain concerned about the value of the peso. Other upcoming variables for Mexico include the 2003 budget and prospects for approval of energy reform. We remain positive on Mexico, premised on their continued integration with the U.S. economy.

We will also continue to favor Canadian government bonds, as we believe they will outperform U.S. Treasuries. We expect the safe haven premium on U.S. Treasuries will eventually begin to unwind now that the U.S. economy has past its cyclical bottom and improvement is expected in 2003.


--------------------------------------------------------------------------------
                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in Alliance Americas Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul J. DeNoon

Paul J. DeNoon
Vice President


/s/ Sean Kelleher

Sean Kelleher
Vice President


/s/ Ivan Rudolph-Shabinsky

Ivan Rudolph-Shabinsky
Vice President

[PHOTO] John D. Carifa

[PHOTO] Paul J. DeNoon

[PHOTO] Sean Kelleher

[PHOTO] Ivan Rudolph-Shabinsky

Portfolio Managers, Paul J. DeNoon, Sean Kelleher and Ivan Rudolph-Shabinsky, have over 51 years of investment experience.


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6 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE AMERICAS GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
11/30/92 TO 11/30/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Composite:                                         $24,335
Lehman Brothers Aggregate Bond Index:              $20,538
Alliance Americas Government Income Trust Class A: $22,069

                Fund     Lehman Brothers Aggregate Bond Index    Composite
--------------------------------------------------------------------------------
11/30/92        9576                    10000                     10000
11/30/93       11394                    11088                     12505
11/30/94       10105                    10748                     11918
11/30/95        9742                    12645                     13542
11/30/96       13170                    13412                     16605
11/30/97       14863                    14425                     18300
11/30/98       15925                    15789                     19418
11/30/99       17289                    15782                     20489
11/30/00       20021                    17213                     22907
11/30/01       20685                    19134                     22932
11/30/02       22069                    20538                     24335

This chart illustrates the total value of an assumed $10,000 investment in Alliance Americas Government Income Trust Class A shares (from 11/30/92 to 11/30/02) as compared to the performance of appropriate broad-based indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. For the period 11/30/92 through 11/30/93, the Fund's composite benchmark is represented by the Lehman Brothers (LB) Government Bond Index and the J.P. Morgan Emerging Markets Bond Index (JPM EMBI). The inception date for the JPM EMBI+ Latin only is 12/31/93. Therefore, it is used as the 50% component of the Fund's composite benchmark for the first time beginning for the year ended 11/30/94 replacing the JPM EMBI. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB
Government/Credit Bond Index.

The Composite is a blend of both the LB Government Bond Index and the JPM EMBI+ Latin only, with a 50%/50% weighting. The LB Government Bond Index is composed of the LB U.S. Treasury and Agency Bond indices, the LB 1-3 Year Government Index and the LB 20+Year Treasury Index, and is a broad measure of the performance of U.S. government bonds. The JPM EMBI+ Latin only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the index is made up of Brady Bonds.

When comparing Alliance Americas Government Income Trust to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Americas Government Income Trust.


--------------------------------------------------------------------------------
                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE AMERICAS GOVERNMENT INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

      Alliance Americas Government Income Trust--Yearly Periods Ended 11/30
-------------------------------------------------------------------------------------
                  Alliance Americas             Lehman Brothers
               Government Income Trust        Aggregate Bond Index      Composite*
-------------------------------------------------------------------------------------
    11/30/93           18.99%                        10.88%               25.05%
    11/30/94          -11.32%                        -3.06%               -4.69%
    11/30/95           -3.59%                        17.64%               13.62%
    11/30/96           35.22%                         6.07%               22.62%
    11/30/97           12.85%                         7.55%               10.21%
    11/30/98            7.14%                         9.45%                6.11%
    11/30/99            8.56%                        -0.04%                5.51%
    11/30/00           15.80%                         9.06%               11.80%
    11/30/01            3.32%                        11.16%                0.11%
    11/30/02            6.69%                         7.34%                6.12%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. For the period 11/30/92 through 11/30/93, the Fund's composite benchmark is represented by the Lehman Brothers (LB) Government Bond Index and the J.P. Morgan Emerging Markets Bond Index (JPM EMBI). The inception date for the JPM EMBI+ Latin only is 12/31/93. Therefore, it is used as the 50% component of the Fund's composite benchmark for the first time beginning for the year ended 11/30/94 replacing the JPM EMBI.

The unmanaged LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB
Government/Credit Bond Index.

* The Composite is a blend of both the LB Government Bond Index and the JPM EMBI+ Latin only, with a 50%/50% weighting. The LB Government Bond Index is composed of the LB U.S. Treasury and Agency Bond indices, the LB 1-3 Year Government Index and the LB 20+Year Treasury Index, and is a broad measure of the performance of U.S. government bonds. The JPM EMBI+ Latin only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the index is made up of Brady Bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Americas Government Income Trust.


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8 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets ($mil): $1,965
3/27/92
Class B Shares
3/27/92
Class C Shares
5/3/93

COUNTRY BREAKDOWN

  46.3%  United States
  23.6%  Mexico
  11.2%  Canada
   5.0%  Brazil
   3.5%  Venezuela                       [PIE CHART OMITTED]
   2.7%  Panama
   1.8%  Colombia
   0.6%  Jamaica
   1.8%  Other

   3.5%  Short-Term

All data as of November 30, 2002. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time. "Other" country weightings represents less than 0.6% in Peru, Guatemala, Barbados, Dominican Republic, Uruguay and Belize.


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                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

    Class A Shares
--------------------------------------------------------------------------------
                                       Without Sales Charge   With Sales Charge
                            1 Year             6.69%                2.21%
                           5 Years             8.23%                7.28%
                          10 Years             8.71%                8.24%
                         SEC Yield*            7.35%

    Class B Shares
--------------------------------------------------------------------------------
                                       Without Sales Charge   With Sales Charge
                            1 Year             5.92%                3.01%
                           5 Years             7.39%                7.39%
                          10 Years(a)          8.17%                8.17%
                         SEC Yield*            6.98%

    Class C Shares
--------------------------------------------------------------------------------
                                       Without Sales Charge   With Sales Charge
                            1 Year             5.91%                4.94%
                           5 Years             7.45%                7.45%
                   Since Inception**           7.31%                7.31%
                         SEC Yield*            6.97%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                                       Class A     Class B      Class C
--------------------------------------------------------------------------------
                            1 Year      5.98%       6.90%        8.86%
                           5 Years      7.67%       7.75%        7.80%
                          10 Years      8.40%       8.33%(a)      N/A
                   Since Inception**    8.35%       8.28%(a)     7.61%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

*     SEC yields are for the 30 days ended November 30, 2002.

**    Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

N/A: Not applicable.


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10 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------

GOVERNMENT/AGENCY
   OBLIGATIONS-121.6%
Barbados-0.5%
Government of Barbados
   7.25%, 12/15/21(a)
   (cost $9,433,313) ................            US$      10,000   $  9,750,000
                                                                   ------------
Belize-0.1%
Government of Belize
   9.50%, 8/15/12(b)
   (cost $2,080,351) ................                      2,100      2,127,250
                                                                   ------------
Brazil-6.3%
Federal Republic of Brazil
   8.00%, 4/15/14(b) ................                     13,903      8,498,671
   11.00%, 1/11/12(b) ...............                      3,500      2,091,250
   11.00%, 8/17/40(b) ...............                     83,554     47,416,895
   11.25%, 7/26/07(b) ...............                      2,400      1,711,200
   11.50%, 3/12/08(b) ...............                     87,000     60,900,000
   12.00%, 4/15/10(b) ...............                      2,300      1,477,750
   14.50%, 10/15/09(b) ..............                      2,300      1,736,500
                                                                   ------------
Total Brazilian Securities
   (cost $167,881,347) ..............                               123,832,266
                                                                   ------------
Canada-14.1%
Government of Canada
   6.00%, 6/01/11(b) ................            CAD      37,040     25,257,025
   8.00%, 6/01/27(b) ................                    122,975    104,000,839
   10.25%, 3/15/14(b) ...............                    126,210    115,089,427
Hydro-Quebec
   Zero coupon, 8/15/20(c) ..........                    150,000     32,292,066
                                                                   ------------
Total Canadian Securities
   (cost $272,844,180) ..............                               276,639,357
                                                                   ------------
Colombia-2.3%
Republic of Colombia
   8.63%, 4/01/08(b) ................            US$       5,000      4,687,500
   10.50%, 7/09/10(b) ...............                      2,850      2,764,500
   11.75%, 2/25/20(b) ...............                     37,500     37,462,500
                                                                   ------------
Total Colombian Securities
   (cost $43,953,074) ...............                                44,914,500
                                                                   ------------


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

Dominican Republic-0.2%
Dominican Republic
   9.50%, 9/27/06(a)
   (cost $4,230,000) ................             US$       4,000   $  4,240,000
                                                                    ------------
Guatemala-0.6%
Republic of Guatemala
   10.25%, 11/08/11(a)
   (cost $11,112,650) ...............                      10,000     11,200,000
                                                                    ------------
Jamaica-0.7%
Government of Jamaica
   11.63%, 1/15/22(b)
   (cost $13,378,040) ...............                      13,000     14,755,000
                                                                    ------------
Mexico-29.8%
Banco Nacional
   11.00%, 12/10/05(a) ..............             MXP     483,150     47,905,672
Mexican Bonos
   9.50%, 3/08/07(b) ................                     880,704     84,582,635
   10.50%, 8/24/06(b) ...............                     203,192     20,195,095
   10.50%, 7/14/11(b) ...............                     988,766     96,830,124
   13.50%, 3/02/06(b) ...............                     802,535     86,579,023
   14.00%, 9/02/04(b) ...............                     134,439     14,167,447
   14.50%, 5/12/05(b) ...............                   2,153,138    234,668,955
                                                                    ------------
Total Mexican Securities
   (cost $604,621,454) ..............                                584,928,951
                                                                    ------------
Panama-3.4%
Republic of Panama
   8.88%, 9/30/27(b) ................             US$      10,000      9,865,000
   9.38%, 7/23/12(b) ................                      27,000     28,593,000
   10.75%, 5/15/20(b) ...............                      25,000     27,531,250
                                                                    ------------
Total Panamanian Securities
   (cost $63,179,097) ...............                                 65,989,250
                                                                    ------------
Peru-0.7%
Republic of Peru
   9.13%, 2/21/12
   (cost $14,277,735) ...............                      14,350     13,453,125
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

United States-58.4%
FNMA 30 Year TBA
   6.00%, 12/25/32 ..................         US$     250,000     $  255,468,750
U.S. Treasury Bonds
   8.75%, 5/15/17(b) ................                  50,000         69,902,350
   8.75%, 5/15/20(b) ................                 100,000        142,308,600
   9.13%, 5/15/18(b) ................                  50,000         72,431,650
   12.50%, 8/15/14(b) ...............                  90,000        135,295,380
   13.25%, 5/15/14(b) ...............                  54,000         82,974,402
U.S. Treasury Notes (TIPS)
   3.38%, 1/15/12(b) ................                  68,802         73,521,594
   3.63%, 1/15/08(b) ................                 118,752        127,045,980
U.S. Treasury Strips
   8.00%, 11/15/21(b) ...............                 350,000        122,648,400
   8.75%, 5/15/17(b) ................                 140,000         65,457,140
                                                                  --------------
Total United States Securities
   (cost $1,092,208,902) ............                              1,147,054,246
                                                                  --------------
Uruguay-0.1%
Republic of Uruguay
   7.63%, 1/20/12(b)
   (cost $3,616,877) ................                   5,000          2,250,000
                                                                  --------------
Venezuela-4.4%
Republic of Venezuela
   9.25%, 9/15/27(b)
   (cost $82,170,159) ...............                 122,200         87,067,500
                                                                  --------------
Total Government/Agency
   Obligations
   (cost $2,384,987,179) ............                              2,388,201,445

SHORT-TERM INVESTMENTS-4.4%
Repurchase Agreement-4.4%
Greenwich Capital
   1.33%, dated 11/29/02,
   due 12/02/02 in the
   amount of $87,500,000
   (cost $87,500,000;
   collateralized by $89,965,000
   FHLB, 3.5%, due 11/15/07,
   value $89,137,322) ...............                  87,500         87,500,000
                                                                  --------------
Total Investments-126.0%
   (cost $2,472,487,179) ............                              2,475,701,445
                                                                  --------------


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Contracts(d)
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

PUT OPTION WRITTEN-0.0%(e)
Mexican Peso
   expiring Jan '03 @ $10.20
   (premium received $922,685) ......                 387,300    $     (729,884)
                                                                 --------------
Total Investments, Net of
   Outstanding Put Option
   Written-126.0%
   (cost $2,471,564,494) ............                             2,474,971,561
Other assets less liabilities-(26.0%)                              (509,874,315)
                                                                 --------------
Net Assets-100% .....................                            $1,965,097,246
                                                                 ==============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, these securities amounted to $73,095,672 or 3.7% of net assets.

(b) Positions with an aggregate market value of $1,997,260,724 have been segregated to collateralize forward exchange currency contracts.

(c)   Private Placement.

(d) One contract relates to principal amount of 1,000 unless otherwise indicated.

(e)   Non-income producing security.

      Currency Abbreviations:

      CAD - Canadian Dollar
      MXP - Mexican Peso
      US$ - United States Dollar

      Glossary of terms:

      FHLB - Federal Home Loan Bank
      FNMA - Federal National Mortgage Association
      TBA  - To Be Announced
      TIPS - Treasury Inflation Protected Security

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $2,472,487,179) ..    $ 2,475,701,445
Cash .......................................................          1,363,824
Foreign cash, at value (cost $15,414,684) ..................         15,552,529
Interest receivable ........................................         34,839,677
Receivable for capital stock sold ..........................          8,728,952
Net unrealized appreciation of forward exchange
   currency contracts ......................................            606,101
                                                                ---------------
Total assets ...............................................      2,536,792,528
                                                                ---------------
Liabilities
Outstanding put option written, at value
   (premium received $922,685) .............................            729,884
Loan payable ...............................................        250,000,000
Payable for investment securities purchased ................        303,912,285
Payable for capital stock redeemed .........................          8,886,643
Dividends payable ..........................................          4,464,192
Loan interest payable ......................................          1,281,250
Advisory fee payable .......................................          1,193,999
Distribution fee payable ...................................            322,924
Accrued expenses and other liabilities .....................            904,105
                                                                ---------------
Total liabilities ..........................................        571,695,282
                                                                ---------------
Net Assets .................................................    $ 1,965,097,246
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       286,222
Additional paid-in capital .................................      2,309,308,786
Distributions in excess of net investment income ...........        (20,510,778)
Accumulated net realized loss on investment
   and foreign currency transactions .......................       (327,682,666)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .....          3,695,682
                                                                ---------------
                                                                $ 1,965,097,246
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($947,299,777/138,073,724 shares of capital stock
   issued and outstanding) .................................              $6.86
Sales charge--4.25% of public offering price ...............                .30
                                                                          -----
Maximum offering price .....................................              $7.16
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($740,782,730/107,910,650 shares of capital stock
   issued and outstanding) .................................              $6.86
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($277,014,739/40,237,705 shares of capital stock
   issued and outstanding) .................................              $6.88
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Interest .............................................                    $  201,936,112
Expenses
Advisory fee .........................................   $   15,092,115
Distribution fee--Class A ............................        2,896,581
Distribution fee--Class B ............................        8,125,519
Distribution fee--Class C ............................        2,931,002
Transfer agency ......................................        2,993,984
Custodian ............................................        1,249,287
Printing .............................................          795,363
Administrative .......................................          144,535
Audit and legal ......................................          113,511
Registration .........................................           80,856
Directors' fees ......................................           23,807
Miscellaneous ........................................           22,137
                                                         --------------
Total expenses before interest .......................       34,468,697
Interest expense .....................................        5,879,635
                                                         --------------
Total expenses .......................................                        40,348,332
                                                                          --------------
Net investment income ................................                       161,587,780
                                                                          --------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions ...........................                         8,629,278
   Written options ...................................                         1,969,988
   Foreign currency transactions .....................                        (1,401,459)
Net change in unrealized appreciation/depreciation of:
   Investments .......................................                       (47,506,710)
   Written option ....................................                           192,801
   Foreign currency denominated
      assets and liabilities .........................                           301,887
                                                                          --------------
Net loss on investment and foreign
   currency transactions .............................                       (37,814,215)
                                                                          --------------
Net Increase in Net Assets
   from Operations ...................................                    $  123,773,565
                                                                          ==============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended         Year Ended
                                               November 30,       November 30,
                                                   2002               2001
                                             ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................   $   161,587,780    $   217,637,467
Net realized gain (loss) on investment and
   foreign currency transactions .........         9,197,807       (207,886,563)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated
   assets and liabilities ................       (47,012,022)        41,150,659
                                             ---------------    ---------------
Net increase in net assets from operations       123,773,565         50,901,563
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...............................       (83,785,147)      (101,845,498)
   Class B ...............................       (65,273,295)       (84,257,201)
   Class C ...............................       (23,442,285)       (28,104,926)
Tax Return of capital
   Class A ...............................        (8,313,030)                -0-
   Class B ...............................        (6,476,314)                -0-
   Class C ...............................        (2,325,907)                -0-
Capital Stock Transactions
Net increase (decrease) ..................      (178,108,502)       299,242,955
                                             ---------------    ---------------
Total increase (decrease) ................      (243,950,915)       135,936,893
Net Assets
Beginning of period ......................     2,209,048,161      2,073,111,268
                                             ---------------    ---------------
End of period ............................   $ 1,965,097,246    $ 2,209,048,161
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 17

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Year Ended November 30, 2002

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ...............................  $   198,018,939
Interest paid ...................................       (5,382,777)
Operating expenses paid .........................      (34,356,791)
                                                   ---------------
Net increase in cash from operating
   activities ...................................                     $ 158,279,371
Investing Activities:
Purchases of long-term portfolio
   investments ..................................   (3,728,491,549)
Proceeds from disposition of long-term
   portfolio investments ........................    3,996,633,673
Purchases of short-term portfolio
   investments, net .............................      (57,327,763)
                                                   ---------------
Net increase in cash from investing
   activities ...................................                       210,814,361
Financing Activities*:
Redemptions of capital stock, net ...............     (175,444,154)
Cash dividends paid .............................     (191,237,412)
                                                   ---------------
Net decrease in cash from financing
   activities ...................................                      (366,681,566)
Effect of exchange rate on cash .................                        (1,744,586)
                                                                      -------------
Net increase in cash ............................                           667,580
Cash at beginning of period .....................                        16,248,773
                                                                      -------------
Cash at end of period ...........................                     $  16,916,353
                                                                      =============
-----------------------------------------------------------------------------------

Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from
   operations ...................................                     $ 123,773,565
Adjustments:
Decrease in interest receivable .................  $     9,600,533
Net realized gain on investment
   transactions .................................       (8,629,278)
Net realized gain on written options ............       (1,969,988)
Net realized loss on foreign currency
   transactions .................................        1,401,459
Net change in unrealized
   appreciation/depreciation of investments
   and foreign currency denominated
   assets and liabilities .......................       47,012,022
Accretion of bond discount and
   amortization of bond premium .................      (13,517,706)
Increase in interest payable ....................          496,858
Increase in accrued expenses and
   other liabilities ............................          111,906
                                                   ---------------
                                                                         34,505,806
                                                                      -------------
Net increase in cash from operating
   activities ...................................                     $ 158,279,371
                                                                      =============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

Alliance Americas Government Income Trust, Inc., formerly Alliance North American Government Income Trust, Inc., (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward exchange currency con-


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, tax return of capital and tax treatment of bond premium, on debt securities resulted in a net decrease in distributions in excess of net investment income, an increase


--------------------------------------------------------------------------------
20 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

in accumulated net realized loss on investment and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

7. Repurchase Agreements

It is the Fund's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

8. Change in Accounting Principles

As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $8,018,823 decrease in cost of investments and a corresponding $8,018,823 increase in net unrealized appreciation, based on investments owned by the Fund on December 1, 2001.

The effect of this change for the year ended November 30, 2002, was to decrease net investment income by $13,197,287, increase net unrealized appreciation of investments by $7,274,582 and increase net realized gain on investment transactions by $5,922,705. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the Advisory Agreement, the Fund paid the Adviser $144,535 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,597,340 for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund's expenses were reduced by $8,464 under an expense offset arrangement with AGIS.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $2,078,938 from the sale of Class A shares and $65,938, $1,773,960 and $126,305 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $37,129,735 and $7,013,339 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government and government agency obligations) aggregated $886,929,535 and $448,690,873, respectively, for the year ended November 30, 2002. There were purchases of $2,853,204,652 and sales of $3,380,242,089 of U.S. government and government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $2,489,290,618. Accordingly, gross unrealized appreciation of investments was $78,228,391 and gross unrealized depreciation of investments was $91,817,564 resulting in net unrealized depreciation of $13,589,173, (excluding the written option and foreign currency transactions).

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the


--------------------------------------------------------------------------------
22 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At November 30, 2002, the Fund had outstanding forward exchange currency contracts, as follows:

                                              U.S. $
                           Contract         Value on          U.S. $          Unrealized
                             Amount      Origination         Current       Appreciation/
                              (000)             Date           Value      (Depreciation)
========================================================================================
Forward Exchange
  Currency Buy
  Contract
Canadian Dollar,
     settling 12/10/02       55,175     $ 34,904,870    $ 35,235,617        $    330,747
Forward Exchange
  Currency Sale
  Contracts
Canadian Dollar,
     settling 12/10/02      208,249      133,371,279     132,991,178             380,101
Mexican Peso,
     settling 1/31/03       387,300       37,631,170      37,735,917            (104,747)
                                                                            ------------
                                                                            $    606,101
                                                                            ============

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the year ended November 30, 2002 were as follows:

                                                   Number of
                                                   Contracts
                                                     (000)           Premium
                                                 =============     ============
Options outstanding at beginning
   of period .............................                  -0-    $         -0-
Options written ..........................           2,790,800        3,223,433
Options terminated in closing
   purchase transactions .................          (1,145,500)        (982,749)
Options expired ..........................          (1,258,000)      (1,317,999)
                                                 -------------     ------------
Options outstanding at
   November 30, 2002 .....................             387,300     $    922,685
                                                 =============     ============

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                     2002              2001
                                                 ============      ============
Distributions paid from:
   Ordinary income .......................       $172,500,727      $214,207,625
                                                 ------------      ------------
Total taxable distributions ..............        172,500,727       214,207,625
   Tax return of capital .................         17,115,251                -0-
                                                 ------------      ------------
Total distributions paid .................       $189,615,978      $214,207,625
                                                 ============      ============


--------------------------------------------------------------------------------
24 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..................        $(326,319,712)(a)
Unrealized appreciation/(depreciation) ................          (13,713,858)(b)
                                                               -------------
Total accumulated earnings/(deficit) ..................        $(340,033,570)
                                                               =============

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $326,172,632, of which $42,670,032 expires in the year 2003, $39,497,109 expires in the year 2004, $24,477,091 expires in the year 2008, $206,928,807 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As of November 30, 2002, the Fund deferred tax straddle losses of $147,080.

(b) The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.

NOTE F

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the year ended November 30, 2002 was $250,000,000 with a related weighted average interest rate at year end of 2.80% and a weighted average annualized interest rate of 2.55%. The $250,000,000 balance will mature on May 11, 2004. Interest payments on current borrowings are based on the European Euro margin plus the applicable European Euro rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.

NOTE G

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of November 30, 2002, the Fund had no outstanding security lending agreements.

NOTE H

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,00 authorized shares. Transactions in capital stock were as follows:

                     ------------------------------    ------------------------------
                                 Shares                           Amount
                     ------------------------------    ------------------------------
                        Year Ended       Year Ended       Year Ended       Year Ended
                      November 30,     November 30,     November 30,     November 30,
                              2002             2001             2002             2001
                     ----------------------------------------------------------------
Class A
Shares sold             48,951,042       50,544,529    $ 337,222,989    $ 385,907,640
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions         5,688,032        5,737,023       39,215,571       42,063,472
-------------------------------------------------------------------------------------
Shares converted
   from Class B          9,976,855        7,450,655       68,642,710       56,520,220
-------------------------------------------------------------------------------------
Shares redeemed        (69,401,868)     (50,497,057)    (477,745,407)    (380,921,986)
-------------------------------------------------------------------------------------
Net increase
   (decrease)           (4,785,939)      13,235,150    $ (32,664,137)   $ 103,569,346
=====================================================================================

Class B
Shares sold             30,870,456       54,837,535    $ 213,117,586    $ 419,413,793
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions         4,215,125        4,258,093       29,081,877       32,087,661
-------------------------------------------------------------------------------------
Shares converted
   to Class A           (9,975,974)      (7,430,424)     (68,642,710)     (56,520,220)
-------------------------------------------------------------------------------------
Shares redeemed        (42,851,229)     (35,009,130)    (294,529,545)    (265,335,905)
-------------------------------------------------------------------------------------
Net increase
   (decrease)          (17,741,622)      16,656,074    $(120,972,792)   $ 129,645,329
=====================================================================================

Class C
Shares sold              9,952,547       18,891,935    $  68,984,390    $ 144,289,874
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions         1,697,005        1,894,507       11,736,602       14,359,766
-------------------------------------------------------------------------------------
Shares redeemed        (15,272,975)     (12,226,958)    (105,192,565)     (92,621,360)
-------------------------------------------------------------------------------------
Net increase
   (decrease)           (3,623,423)       8,559,484    $ (24,471,573)   $  66,028,280
=====================================================================================


--------------------------------------------------------------------------------
26 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE I

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ------------------------------------------------------------------------
                                                                       Class A
                                   ------------------------------------------------------------------------
                                                               Year Ended November 30,
                                   ------------------------------------------------------------------------
                                         2002(a)          2001           2000           1999           1998
                                   ------------------------------------------------------------------------
Net asset value,
   beginning of period .........   $     7.07       $     7.55     $     7.28     $     7.59     $     8.02
                                   ------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) .......          .56              .77            .75            .87            .87
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions ................         (.11)            (.50)           .34           (.25)          (.33)
                                   ------------------------------------------------------------------------
Net increase in net asset
   value from operations .......          .45              .27           1.09            .62            .54
                                   ------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.60)            (.75)          (.49)          (.64)          (.87)
Distributions in excess of
   net investment income .......           -0-              -0-            -0-          (.11)          (.07)
Tax return of capital ..........         (.06)              -0-          (.33)          (.18)          (.03)
                                   ------------------------------------------------------------------------
Total dividends and
   distributions ...............         (.66)            (.75)          (.82)          (.93)          (.97)
                                   ------------------------------------------------------------------------
Net asset value,
   end of period ...............   $     6.86       $     7.07     $     7.55     $     7.28     $     7.59
                                   ========================================================================
Total Return
Total investment return based
   on net asset value(c) .......         6.69%            3.32%         15.80%          8.56%          7.14%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............   $  947,300       $1,009,606     $  979,126     $  730,468     $  740,066
Ratio to average net assets of:
   Expenses ....................         1.57%            1.96%          2.26%          2.09%          2.04%
   Expenses, excluding
     interest expense ..........         1.28%            1.23%          1.33%          1.38%          1.36%
   Net investment income .......         8.19%           10.07%         10.03%         11.72%         11.17%
Portfolio turnover rate ........          160%             315%           234%           158%           175%

See footnote summary on page 31.


--------------------------------------------------------------------------------
28 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ------------------------------------------------------------------------
                                                                       Class B
                                   ------------------------------------------------------------------------
                                                               Year Ended November 30,
                                   ------------------------------------------------------------------------
                                         2002(a)          2001           2000           1999           1998
                                   ------------------------------------------------------------------------
Net asset value,
   beginning of period .........   $     7.07       $     7.58     $     7.31     $     7.61     $     8.02
                                   ------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) .......          .51              .69            .69            .81            .81
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions ................         (.11)            (.50)           .36           (.25)          (.32)
                                   ------------------------------------------------------------------------
Net increase in net asset
   value from operations .......          .40              .19           1.05            .56            .49
                                   ------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.55)            (.70)          (.48)          (.59)          (.81)
Distributions in excess of
   net investment income .......           -0-              -0-            -0-          (.10)          (.06)
Tax return of capital ..........         (.06)              -0-          (.30)          (.17)          (.03)
                                   ------------------------------------------------------------------------
Total dividends and
   distributions ...............         (.61)            (.70)          (.78)          (.86)          (.90)
                                   ------------------------------------------------------------------------
Net asset value,
   end of period ...............   $     6.86       $     7.07     $     7.58     $     7.31     $     7.61
                                   ========================================================================
Total Return
Total investment return based
   on net asset value(c) .......         5.92%            2.20%         14.99%          7.79%          6.46%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............   $  740,782       $  888,457     $  826,340     $1,011,395     $1,300,519
Ratio to average net assets of:
   Expenses ....................         2.28%            2.66%          2.93%          2.78%          2.75%
   Expenses, excluding
     interest expense ..........         2.00%            1.94%          2.03%          2.08%          2.07%
   Net investment income .......         7.47%            9.06%          9.37%         10.97%         10.44%
Portfolio turnover rate ........          160%             315%           234%           158%           175%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ------------------------------------------------------------------------
                                                                       Class C
                                   ------------------------------------------------------------------------
                                                               Year Ended November 30,
                                   ------------------------------------------------------------------------
                                         2002(a)          2001           2000           1999           1998
                                   ------------------------------------------------------------------------
Net asset value,
   beginning of period .........   $     7.09       $     7.58     $     7.31     $     7.61     $     8.02
                                   ------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) .......          .52              .71            .70            .81            .82
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions ................         (.12)            (.50)           .35           (.25)          (.33)
                                   ------------------------------------------------------------------------
Net increase in net asset
   value from operations .......          .40              .21           1.05            .56            .49
                                   ------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.55)            (.70)          (.47)          (.59)          (.82)
Distributions in excess of
   net investment income .......           -0-              -0-            -0-          (.10)          (.05)
Tax return of capital ..........         (.06)              -0-          (.31)          (.17)          (.03)
                                   ------------------------------------------------------------------------
Total dividends and
   distributions ...............         (.61)            (.70)          (.78)          (.86)          (.90)
                                   ------------------------------------------------------------------------
Net asset value,
   end of period ...............   $     6.88       $     7.09     $     7.58     $     7.31     $     7.61
                                   ========================================================================
Total Return
Total investment return based
   on net asset value(c) .......         5.91%            2.48%         14.99%          7.79%          6.46%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............   $  277,015       $  310,985     $  267,646     $  258,696     $  276,073
Ratio to average net assets of:
   Expenses ....................         2.27%            2.65%          2.95%          2.78%          2.74%
   Expenses, excluding
     interest expense ..........         1.99%            1.93%          2.03%          2.08%          2.06%
   Net investment income .......         7.45%            9.34%          9.35%         10.98%         10.45%
Portfolio turnover rate ........          160%             315%           234%           158%           175%

See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.04, decrease net realized and unrealized loss on investments per share by $.04 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 8.83% to 8.19% for Class A, from 8.10% to 7.47% for Class B and from 8.09% to 7.45% for Class C. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 31

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Americas Government Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Americas Government Income Trust, Inc. (formerly, Alliance North American Government Income Trust, Inc.) (the "Fund"), including the portfolio of investments, as of November 30, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Americas Government Income Trust, Inc. at November 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 13, 2003


--------------------------------------------------------------------------------
32 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 33

----------------
Alliance Capital
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
34 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 35

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Vice President
Sean Kelleher, Vice President
Ivan Rudolph-Shabinsky, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee


--------------------------------------------------------------------------------
36 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                         PORTFOLIOS
                                                                          IN FUND          OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                   COMPLEX       DIRECTORSHIPS
         ADDRESS                            OCCUPATION(S)                OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS              DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR**

John D. Carifa, **, 57        President, Chief Operating Officer             114            None
1345 Avenue of the Americas   and a Director of Alliance Capital
New York, NY 10105            Management Corporation ("ACMC"),
(10)                          with which he has been associated with
                              since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72            Formerly an Executive Vice President            93             None
P.O. Box 4623                 and Chief Insurance Officer of The
Stamford, CT 06903            Equitable Life Assurance Society
(10)                          of the United States; Chairman and
                              Chief Executive Officer of Evlico.
                              Formerly a Director of Avon, BP Amoco
                              Corporation (oil and gas), Ecolab
                              Incorporated (specialty chemicals),
                              Tandem Financial Group, and Donaldson
                              Lufkin & Jenrette Securities
                              Corporation.

David H. Dievler, #+, 73      Independent consultant. Until                   98             None
P.O. Box 167,                 December 1994 he was Senior Vice
Spring Lake, NJ 07762         President of ACMC responsible for
(10)                          mutual fund administration. Prior to
                              joining ACMC in 1984 he was Chief
                              Financial Officer of Eberstadt Asset
                              Management since 1968. Prior to that he
                              was a Senior Manager at Price
                              Waterhouse & Co. Member of American
                              Institute of Certified Public
                              Accountants since 1953.

John H. Dobkin, #+, 60        Consultant. He was formerly a Senior            94             None
P.O. Box 12                   Advisor from June 1999-June 2000
Annadale, NY 12504            and President of Historic Hudson
(10)                          Valley (December 1989-May 1999).
                              Previously, Director of the National
                              Academy of Design and during 1988-92,
                              he was Director and Chairman of the
                              Audit Committee of ACMC.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 37

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                           PORTFOLIOS
                                                                             IN FUND          OTHER
 NAME, AGE OF DIRECTOR,                         PRINCIPAL                    COMPLEX      DIRECTORSHIPS
         ADDRESS                              OCCUPATION(S)                OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)                     DURING PAST 5 YEARS              DIRECTOR        DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+, 70   Investment Adviser and an independent          110            None
2 Soundview Drive               consultant. He was formerly Senior
Suite 100                       Manager of Barrett Associates, Inc., a
Greenwich, CT 06830             registered investment adviser, with which
(10)                            he had been associated since prior to
                                1998. He was formerly Deputy
                                Comptroller of the State of New York
                                and, prior thereto, Chief Investment
                                Officer of the New York Bank for
                                Savings.

Clifford L. Michel, #+, 63      Senior Counsel of the law firm of               93         Placer Dome
15 St. Bernard's Road           Cahill Gordon & Reindel since February                     Inc.
Gladstone, NJ 07934             2001 and a partner of that firm for more
(10)                            than twenty-five years prior thereto. He
                                is President and Chief Executive
                                Officer of Wenonah Development Company
                                (investments) and a Director of Placer
                                Dome Inc. (mining).

Donald J. Robinson, #+, 68      Senior Counsel at the law firm of               92             None
98 Hell's Peak Road             Orrick, Herrington & Sutcliffe
Weston, VT 05161                since prior to 1998. Formerly a senior
(6)                             partner and a member of the Executive
                                Committee of that firm. Formerly a
                                member and Chairman of the Municipal
                                Securities Rulemaking Board and Trustee
                                of the Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating
      Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
38 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

OFFICERS OF THE FUND

Certain information concerning the Fund's Officers is listed below.

                                      Position(s)                   Principal Occupation
Name, Address* and Age              Held With Fund                  During Past 5 Years
---------------------------------------------------------------------------------------------------------------
John D. Carifa, 57              Chairman and President      See biography above.

Kathleen A. Corbet, 42          Senior Vice President       Executive Vice President of ACMC**, with which she
                                                            has been associated since prior to 1998.

Wayne D. Lyski, 61              Senior Vice President       Executive Vice President of ACMC**, with which he
                                                            has been associated since prior to 1998.

Paul J. DeNoon, 40              Vice President              Senior Vice President of ACMC**, with which he has
                                                            been associated since prior to 1998.

Sean Kelleher, 41               Vice President              Senior Vice President of ACMC**, with which he has
                                                            been associated since 1999. Prior thereto, Mr.
                                                            Kelleher managed the MBS swaps desk at Deutsche Bank
                                                            from 1997-1999.

Ivan Rudolph-Shabinsky, 38      Vice President              Vice President of ACMC**, with which he has been
                                                            associated since prior to 1998.

Edmund P. Bergan, Jr., 52       Secretary                   Senior Vice President and General Counsel of
                                                            Alliance Fund Distributors, Inc. ("AFD")** and
                                                            Alliance Global Investor Services Inc. ("AGIS")**,
                                                            with which he has been associated since prior to
                                                            1998.

Mark D. Gersten, 52             Treasurer and Chief         Senior Vice President of AGIS**, with
                                Financial Officer           which he has been associated since prior to 1998.

Vincent S. Noto, 38             Controller                  Vice President of AGIS**, with which he has been
                                                            associated since prior to 1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
40 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

Alliance Americas Government Income Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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